UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2014

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)
1981 Marcus Avenue
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 13, 2014, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2014 Annual Meeting of Stockholders. At the 2014 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.	The election of eight directors for terms of one year and until their successors are elected and qualified;

2.	The advisory vote on the Company’s executive compensation (the Say on Pay Vote); and

3.
The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2015.

Proposal 1: Election of Directors. The following table reflects the tabulation of the votes with respect to each director who was elected at the 2014 Annual Meeting:

	FOR	AGAINST	ABSTAIN	Broker Non Votes
Leslie A. Brun	95,150,303	2,909,632	348,897	9,961,531
Richard J. Daly	98,113,173	75,247	220,412	9,961,531
Robert N. Duelks	98,110,606	71,577	226,649	9,961,531
Richard J. Haviland	97,899,589	283,899	225,344	9,961,531
Stuart R. Levine	98,117,744	71,798	219,290	9,961,531
Maura A. Markus	98,109,661	74,843	224,328	9,961,531
Thomas J. Perna	98,124,810	57,752	226,270	9,961,531
Alan J. Weber	97,961,156	225,481	222,195	9,961,531

Proposal 2: Advisory Vote on the Company’s Executive Compensation (the Say on Pay Vote). The approval, on an advisory basis, of the Company’s executive compensation was approved by the stockholders. The stockholders cast 96,884,466 votes in favor of this proposal and 1,147,978 votes against. There were 376,388 abstentions and 9,961,531 broker non-votes.

Proposal 3: Ratification of Appointment of Auditors. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2015, was approved by the stockholders. The stockholders cast 107,422,553 votes in favor of this proposal and 689,223 votes against. There were 258,587 abstentions.

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing the transcript of the Company’s 2014 Annual Meeting of Stockholders held on November 13, 2014.

The information furnished pursuant to Items 7.01 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.
Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Transcript of the 2014 Broadridge Financial Solutions, Inc. Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 14, 2014

BROADRIDGE FINANCIAL SOLUTIONS, INC. By: /s/ Adam D. Amsterdam Name: Adam D. Amsterdam Title: Vice President, General Counsel and Secretary